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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 15, 2001  (October 15,
2001)



                              GLOBAL MARINE INC.
              (Exact name of registrant as specified in charter)



         Delaware                    1-5471                     95-1849298
(State or other jurisdiction       (Commission               (I.R.S. Employer
of incorporation or                file number)             Identification No.)
organization)




        777 N. Eldridge Parkway,  Houston, Texas                77079-4493
        (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code: (281) 596-5100



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Item 7.  Financial Statements and Exhibits

(c) Exhibits

     99.1 Global Marine Inc. News Release dated October 15, 2001, reporting financial results for the quarter and nine months ended September 30, 2001.

Item 9. Regulation FD Disclosure

On October 15, 2001, Global Marine Inc. issued a news release reporting its financial results for the quarter and nine months ended September 30, 2001. The news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL MARINE INC.



Date: October 15, 2001             By:  /s/ Alexander A. Krezel
                                      -------------------------
                                            Alexander A. Krezel
                                            Vice President, Corporate Secretary
                                            and Assistant General Counsel
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                               Index to Exhibits

Exhibit
Number    Description
------    -----------

 99.1 Global Marine Inc. News Release dated October 15, 2001, reporting financial results for the quarter and nine months ended September 30, 2001.